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                      RADNOR CORPORATE CENTER OFFICE LEASE


                                     BETWEEN


                            RADNOR CENTER ASSOCIATES
                      (a Pennsylvania limited partnership)

                                   AS LANDLORD


                                      -AND-


                              LASER PHOTONICS, INC.
                            (a Delaware corporation)

                                    AS TENANT

                         ==============================



                             DATED: _________, 2000



                                    PREMISES:

                           1,852 RENTABLE SQUARE FEET
                              4TH FLOOR - SUITE 470
                          FIVE RADNOR CORPORATE CENTER
                           RADNOR, PENNSYLVANIA 19087


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                             RADNOR CORPORATE CENTER
                                  OFFICE LEASE


         THIS OFFICE LEASE (the "Lease") is made this _____ day of ______________, 2000, by and between RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership (hereinafter called "Landlord"), and LASER PHOTONICS, INC., a Delaware corporation (hereinafter called "Tenant").

         1.       DEMISED PREMISES; USE.

                  1.1. LETTING AND DEMISED PREMISES; USE. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (hereinafter referred to as the "Demised Premises" and more particularly delineated on the floor plan attached hereto as Exhibit "A" and made a part hereof) being, for purposes of the provisions hereof 1,852 rentable square feet, located on the 4th floor of the office building (hereinafter referred to as the "Building") known as Building No. Five of Radnor Corporate Center, or such other name as Landlord may from time to time designate, with an address of 100 Matsonford Road, Radnor Township, Delaware County, Pennsylvania 19087, located as shown on the Site Plan attached hereto as Exhibit "B", to be used by Tenant only for general office purposes and associated incidental uses and for no other purpose without the prior written consent of Landlord.

                  1.2. CORPORATE CENTER. Radnor Corporate Center consists of approximately 57.021 acres of ground and certain buildings and other improvements thereon (including five separate office buildings, of which the Building is one, and related amenities), all located at or about Matsonford Road and King of Prussia Road, in Radnor Township, Delaware County, Pennsylvania (the "Corporate Center"). Landlord reserves the right, in its sole discretion, at any time and from time to time, to expand and/or reduce the amount of ground and/or improvements of which the Corporate Center consists.

                  1.3. COMMON FACILITIES. Tenant and its agents, employees and invitees, shall have the right to use, in common with all others granted such rights by Landlord, in a proper and lawful manner, the common sidewalks, access roads, parking areas and other outdoor areas within the Corporate Center, the common entranceways, lobbies and elevators furnishing access to the Demised Premises, and (if the Demised Premises includes less than a full floor) the common lobbies, hallways and toilet rooms on the floor on which the Demised Premises is located. Such use shall be subject to the terms of this Lease and to such reasonable rules, regulations, limitations and requirements as Landlord may from time to time prescribe with respect thereto, including, without limitation, the reservation of any particular parking spaces or parking areas for the exclusive use of other tenants of the Corporate Center.

                  1.4. RENTABLE SQUARE FEET. Tenant understands, acknowledges and agrees (i) that the amount of rentable square feet set forth in Paragraph
1.1 above is calculated based on certain assumptions, and (ii) that such amount of rentable square feet is hereby accepted by Tenant for all

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purposes of this Lease, including, without limitation, for purposes of determining minimum rent, Tenant's Proportionate Share of applicable items of Taxes and Operating Expenses, Tenant's construction allowance, if any, and other items which are based upon the computation of square footage.

         2.   TERM; COMMENCEMENT.

                  2.1. DURATION. The term of this Lease shall commence (the "Commencement Date") on April 1, 2000; or, if Landlord is responsible as hereinafter provided for the completion of work in the Demised Premises and for the completion of Tenant's fit-out work and other leasehold improvements therein, then the Commencement Date shall be the earlier of the following: (i) the later of (x) April 1, 2000, or (y) the date of "Substantial Completion", as defined below, of the Demised Premises, or (ii) the date on which Tenant shall take possession of the Demised Premises or any part thereof, or (iii) the date on which Tenant could have taken possession of the Demised Premises had Tenant not delayed in its obligations to furnish Landlord plans and other drawings pursuant to Exhibit "F" attached hereto or otherwise caused a delay in the Substantial Completion of the Demised Premises. Unless extended or sooner terminated as herein provided, the initial term of this Lease shall continue until, and shall expire on, the expiration of sixty (60) months following the Commencement Date, or if the Commencement Date is a date other than the first day of a month, then on the expiration of sixty (60) months from the first day of the month following the month in which the Commencement Date occurs.

                  2.2. SUBSTANTIAL COMPLETION. The term "Substantial Completion" shall mean that state of completion of the Demised Premises which will, except for any improvements or work to be performed by Tenant, allow Tenant to utilize the Demised Premises for their intended purposes (including the availability of required utility services) without material interference to the customary business activities of Tenant by reason of the completion of Landlord's work, all as more fully described in Paragraph 17 below and Exhibit "F" attached hereto. The Demised Premises shall be deemed substantially complete even though minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises or the conduct of its business therein.

                  2.3. CONFIRMATION. When the Commencement Date of the term of this Lease is established, Landlord and Tenant shall promptly execute and acknowledge a Confirmation of Lease Term, in the form set forth in Exhibit "C" hereto, containing the information set forth in Exhibit "C" and acknowledging the Commencement Date and expiration date of the term hereof.


                  2.4. ACCEPTANCE OF WORK. On the Commencement Date of the term of this Lease, it shall be presumed that all work theretofore performed by or on behalf of Landlord was satisfactorily performed in accordance with, and meeting the requirements of, this Lease. The foregoing presumption shall not apply, however, (i) to required work not actually completed by Landlord and identified and described in a written punch-list to be jointly prepared and initialed by Landlord and Tenant at or about the date on which Tenant shall occupy the Demised Premises; or (ii) to deficiencies or inadequacies in the work which Tenant brings to Landlord's attention in writing, with

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specificity, on or before the Commencement Date or within ten (10) business days thereafter (and all of the work so identified and described on the punch-list or as timely brought to Landlord's attention as aforesaid which is Landlord's responsibility shall be completed by Landlord with reasonable speed and diligence).

          3.      MINIMUM RENT; INCREASES IN MINIMUM RENT; SECURITY DEPOSIT.

                  3.1. AMOUNT AND PAYMENT. Minimum rent for the Demised Premises shall accrue during the term as follows:

------------------------------ ---------------------------- --------------------------- ----------------------------

        LEASE PERIOD            ANNUAL RENT PER RENTABLE       ANNUAL MINIMUM RENT         MONTHLY MINIMUM RENT
                                       SQUARE FOOT
------------------------------ ---------------------------- --------------------------- ----------------------------
Commencement Date - End of     $32.00                       $59,264.04                  $4,938.67
the Twelfth Full Calendar
Month following the
Commencement Date
------------------------------ ---------------------------- --------------------------- ----------------------------

Month 13-24                    $33.00                       $61,116.00                  $5,093.00
------------------------------ ---------------------------- --------------------------- ----------------------------

Month 25-36                    $34.00                       $62,967.96                  $5,247.33
------------------------------ ---------------------------- --------------------------- ----------------------------

Month 37-48                    $35.00                       $64,820.04                  $5,401.67
------------------------------ ---------------------------- --------------------------- ----------------------------

Month 49-60                    $36.00                       $66,672.00                  $5,556.00
------------------------------ ---------------------------- --------------------------- ----------------------------

Minimum rent shall be payable during the term hereof, in advance, in the monthly installments as set forth above, the first installment to be payable upon the execution of this Lease and subsequent installments to be payable on the first day of each successive month of the term hereof following the first month of such term.

                  3.2. PARTIAL MONTH. If the term of this Lease begins on a day other than the first day of a month, rent from such day until the first day of the following month shall be prorated (at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day) and shall be payable, in arrears, on the first day of the first full calendar month of the term hereof (and, in such event, the installment of rent paid at execution hereof shall be applied to the rent due for the first full calendar month of the term hereof).

                  3.3. ADDRESS FOR PAYMENT. All rent and other sums due to Landlord hereunder shall be payable to Radnor Center Associates, c/o The Rubenstein Company, L.P., 4100 One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, or to such other party or at such other address as Landlord may designate, from time to time, by written notice to Tenant.

                  3.4. NON-WAIVER OF RIGHTS. If Landlord, at any time or times, shall accept rent

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or any other sum due to it hereunder after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights hereunder.

                  3.5. ADDITIONAL SUMS DUE; NO SET-OFF. All sums payable by Tenant under this Lease, whether or not stated to be rent, minimum rent or additional rent, shall be collectible by Landlord as rent, and upon default in payment thereof Landlord shall have the same rights and remedies as for failure to pay rent (without prejudice to any other right or remedy available therefor). All minimum rent, additional rent and other sums payable by Tenant under this Lease shall be paid, when due, without demand, offset, abatement, diminution or reduction. Additional rent shall include all sums which may become due by reason of Tenant's failure to comply with any of the terms, conditions and covenants of the Lease to be kept and observed by Tenant and any and all damages, costs and expenses (including without limitation thereto reasonable attorney fees) which Landlord may suffer or incur by reason of any default of Tenant.

                  3.6. PERSONAL PROPERTY AND OTHER TAXES. As additional rent, Tenant shall pay monthly or otherwise when due, whether collected by Landlord or collected directly by the governmental agency assessing the same, any taxes imposed or calculated on Tenant's rent or with respect to Tenant's use or occupancy of the Demised Premises or Tenant's business or right to do business in the Demised Premises, including, without limitation, a gross receipts tax or sales tax on rents or a business privilege tax or use or occupancy tax, whether such tax exists at the date of this Lease or is adopted hereafter during the term of this Lease or during any renewal or extension thereof; but nothing herein shall be taken to require Tenant to pay any income, estate, inheritance or franchise tax imposed upon Landlord. In addition to the foregoing, Tenant shall be responsible to pay when due all taxes imposed upon all personal property of Tenant.

                  3.7. SECURITY DEPOSIT. As additional security for the full and prompt performance by Tenant of the terms and covenants of this Lease, Tenant has deposited with the Landlord the sum of Thirty Two Thousand One Hundred One and 00/100 Dollars ($32,101.00), (the "Security Deposit") which shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default). Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to the cure of any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit on account of a default, upon notice from Tenant, Eleven Thousand One Hundred Twelve and 00/100 Dollars ($11,112.00) of the Security Deposit shall be applied against minimum rent for months 59 and 60 and the remaining Security Deposit shall be returned (without interest) to Tenant promptly after the expiration of this Lease. Until returned to Tenant after the expiration of the Lease and the full performance of Tenant hereunder, the Security Deposit shall remain the property of Landlord.


         4.       INCREASES IN TAXES AND OPERATING EXPENSES.

                  4.1. DEFINITIONS. As used in this Paragraph 4, the following terms shall be defined as hereinafter set forth:

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                           (i)      "TAXES" shall mean all real estate taxes and
assessments of whatever kind, general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or with respect to the ownership of the Building and the Corporate Center and the parcel of land on which the Building and the Corporate Center are located, and any existing or future improvements to the Building or the Corporate Center or to the parcel of land on which the Building or the Corporate Center is located, all of the foregoing as allocable and attributable to each given calendar year which occurs during the term of this Lease (and any renewals and extensions thereof). If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied or imposed in addition to or in substitution, in whole or in part, for any tax which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included within Taxes as defined herein. Taxes also shall include amounts paid to anyone engaged by Landlord to contest the amount or rate of taxes, provided that the amounts so paid do not exceed the savings procured. Tenant acknowledges that the exclusive right to protest, contest or appeal Taxes shall be in Landlord's sole and absolute discretion and Tenant hereby waives any or all rights now or hereafter conferred upon it by law to independently contest or appeal any Taxes.


                            (ii) (1) "OPERATING EXPENSES" shall mean Landlord's
actual out-of-pocket expenses, adjusted asset forth herein and as allocable and attributable to each given calendar year which occurs during the term of this Lease (and any renewals and extensions thereof), in respect of the operation, maintenance, repair, replacement and management of the Building and the Corporate Center (after deducting any reimbursement, discount, credit, reduction or other allowance received by Landlord) and shall include, without limitation:
(A) wages and salaries (and taxes and insurance imposed upon employers with respect to such wages and salaries) and fringe benefits paid to persons employed by Landlord to render services in the normal operation, maintenance, cleaning, repair and replacement of the Building and the Corporate Center and any security personnel for the Building and the Corporate Center, excluding any overtime wages or salaries paid for providing extra services exclusively for any specific tenants; (B) costs of independent contractors hired for, and other costs in connection with, the operation, security, maintenance, cleaning, repair and replacement of the Building and related facilities and amenities in the Corporate Center; (C) costs of materials, supplies and equipment (including trucks) used in connection with the operation, security, maintenance, cleaning, repair and replacement of the Building and related facilities and amenities in the Corporate Center; (D) costs of electricity, steam, water, sewer, fuel and other utilities used at the Building or the Corporate Center, together with the cost of providing the services specified in Paragraph 5 hereof, to the extent such utilities and/or services are not separately chargeable to an occupant of the Building or an occupant elsewhere in the Corporate Center; (E) cost of insurance for public and general liability insurance and insurance relating to the Building and the Corporate Center, including fire and extended coverage or "All-Risk" coverage, if available, and coverage for elevator, boiler, sprinkler leakage, water damage, and property damage, plate glass, personal property owned by Landlord, fixtures, and rent protection (all with such coverages and in such amounts as Landlord may elect or be required to carry), but excluding any charge for increased premiums due to acts or omissions of other occupants of the Building or elsewhere in the Corporate Center because of extra risk which are reimbursed to Landlord by such other occupants; (F) costs of

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tools, supplies and services; (G) costs of "Essential Capital Improvements", as defined in and to the extent permitted pursuant to subparagraph 4.1(ii)(3) below; (H) costs of alterations and improvements to the Building or the Corporate Center made pursuant to any Governmental Requirements (as defined in subparagraph 4.1(iii) below) which are not capital in nature (except to the extent permitted by subparagraph 4.1(ii)(3) below), and which are not the obligation of Tenant or any other occupant of the Building or elsewhere in the Corporate Center; (I) legal and accounting fees and disbursements necessarily incurred in connection with the ownership, maintenance and operation of the Building and the Corporate Center, and the preparation, determination and certification of bills for Taxes and Operating Expenses pursuant to this and other leases at the Building and the Corporate Center;
(J) sales, use or excise taxes on supplies and services and on any of the other items included in Operating Expenses; (K) costs of redecorating, repainting, maintaining, repairing and replacing the common areas of the Building and the Corporate Center (including seasonal decorations); (L) management fees payable to the managing agent for the Building and the Corporate Center (PROVIDED, HOWEVER, that if management fees are paid to any affiliate of Landlord, then the amount thereof to be included in Operating Expenses shall not exceed such amount as is customarily being charged for similar services rendered to comparable buildings in the geographical submarket within which the Corporate Center is located); (M) the cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar costs related to operation of the Building's and the Corporate Center's management and superintendent's offices; (N) the cost of licenses, permits and similar fees and charges related to operation, maintenance, repair and replacement of the Building and the Corporate Center, other than any of the foregoing relating to tenant improvements; and (O) without limiting any of the foregoing, any other expenses or charges which, in accordance with sound accounting and management principles generally accepted with respect to a first-class suburban office building, would be construed as an operating expense. Operating Expenses (including such as are stated above which relate or are applicable to the Corporate Center) shall include, without limitation, any and all sums for landscaping, ground and sidewalk maintenance, sanitation control, extermination, cleaning, lighting, snow removal, parking area and driveway striping and resurfacing, fire protection, fire safety, policing, security systems, public liability and property damage insurance, and expenses for the upkeep, maintenance, repair, replacement and operation of the Corporate Center, all as payable in respect of or allocable to the Building by virtue of the ownership thereof and/or under and pursuant to the Declaration (as hereinafter defined). The term "Operating Expenses" shall not include: (a) the cost of redecorating or special cleaning or similar services to individual tenant spaces, not provided on a regular basis to other tenants of the Building; (b) wages or salaries paid to executive personnel of Landlord not providing full-time service at the Corporate Center; (c) the cost of any new item (not replacement or upgrading of an existing item) which, by standard accounting principles, should be capitalized (except as provided above or in Paragraph 4.1(ii)(3) below); (d) any charge for depreciation or interest paid or incurred by Landlord; (e) leasing commissions, finders fees and all other leasing expenses incurred in procuring tenants in the Building; (f) Taxes;
(g) any costs incurred in the ownership of the Building, as opposed to the operation and maintenance of the Building, including Landlord's income taxes, excess profit taxes, franchise taxes or similar taxes on Landlord's business; preparation of income tax returns; corporation, partnership or other business form organizational expenses; franchise taxes; filing fees; or other such expenses; or any costs incurred in cleaning up any environment hazard or condition in violation of any environmental law (except to the extent caused by Tenant); (h) legal

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fees for the negotiation or enforcement of leases; (i) expenses in connection with services or other benefits of a type which are not Building standard but which are provided to another tenant or occupant; (j) any items to the extent such items are required to be reimbursed to Landlord by Tenant (other than through Tenant's additional rent), or by other tenants or occupants of the Building or by third parties; (k) depreciation, except in the form of a "sinking fund" for periodic replacement of carpeting and for periodic repainting (both in common areas only); or interest paid on any mortgage, or ground rents paid under land leases, except for payment of any triple-net expenses required by such leases; (l) the cost of constructing tenant improvements or installations for any tenant in the Building, including any relocation costs; (m) brokerage commissions, origination fees, points, mortgage recording taxes, title charges and other costs or fees incurred in connection with any financing or refinancing of the Building; (n) attorneys' fees and disbursements, incurred in connection with the leasing of space in the Building (including without limitation the enforcement of any lease or the surrender, termination or modification of any lease of space in the Building); (o) advertising and promotional expenses, brochures with respect to the Building; (p) cost of repairs or replacements occasioned by fire, windstorm or other casualty, the costs of which are covered by insurance or reimbursed by governmental authorities in eminent domain; (q) overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Property, to the extent that the costs of such services exceed market-based costs for such services rendered by unaffiliated persons or entities of similar skill, competence and experience; (r) penalties, fines, legal expenses, or late payment interest incurred by Landlord due to violation by Landlord, or Landlord's agents, contractors or employees, of either the payment terms and conditions of any lease or service contract covering space in the Building or Landlord's obligations as owner of the Building (such as late payment penalties and interest on real estate taxes, late payment of utility bills); (s) any compensation paid to clerks, attendants or other persons in any commercial concession operated by Landlord in the Building from which Landlord receives any form of income whatsoever, whether or not Landlord actually makes a profit from such concession; or (t) costs incurred in connection with correcting latent defects in the Building, or in repairing or replacing Building equipment, where such repair or replacement results from original defects in design, manufacture or installation rather than from ordinary wear and tear or use. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord had in fact performed the work or service at its expense. The costs of electric consumption and water, sewer and other utility services to the Demised Premises (including, without limitation, for HVAC usage) are not included as Operating Expenses of the Building and shall be paid for by Tenant separately in accordance with Paragraph 5 of this Lease. Notwithstanding the foregoing, in the event the Landlord now, or in the future, employs oil or gas to partially fuel the HVAC at the Building, the cost of such oil or gas shall be included in Operating Expenses.

                                    (2)     In  determining  Operating  Expenses
for any year, if less than 95% of the rentable square feet of the Building shall have been occupied by tenants at any time during such year, Operating Expenses shall be deemed for such year to be an amount equal to the like expenses which Landlord reasonably determines would normally be incurred had such occupancy been 95% throughout such year. In no event shall the total of Taxes and Operating Expenses for any

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year be deemed to be less than the Base Amount for Taxes and Operating
Expenses.

                                    (3) In the event Landlord shall make a
capital expenditure for an "Essential Capital Improvement", as hereinafter defined in this subsection (3), during any year, the annual amortization of such expenditure (determined by dividing the amount of the expenditure by the useful life of the improvement, but in no event longer than five years), plus any reasonable interest or financing charges thereon (or, if such improvements are funded from reserves, a reasonable sum imputed in lieu of such financing charges), shall be deemed an Operating Expense for each year of such period. As used herein, an "Essential Capital Improvement" means any of the following: (A) a labor saving device, energy saving device or other installation, improvement, upgrading or replacement which reduces or is intended to reduce Operating Expenses as referred to above, whether or not voluntary or a Governmental Requirement; or (B) an installation, improvement, alteration or removal of any improvements including architectural or communication barriers which are made to the Building by reason of any Governmental Requirement whether or not such improvements are structural in nature and whether or not such Governmental Requirement either existed or was required of the Landlord on the date of execution of this Lease, if such Governmental Requirement is or will be applicable generally to similar suburban office buildings in the vicinity of Radnor Township; or (C) an installation or improvement which directly enhances the safety of occupants or tenants in the Building generally, whether or not voluntary or a Governmental Requirement (as, for example, but without limitation, for general safety, fire safety or security).

                           (iii) "GOVERNMENTAL REQUIREMENTS" shall mean all
requirements under any federal, state or local statutes, rules, regulations, ordinances, or other requirements of any duly constituted public authority having jurisdiction over the Building (including, without limitation, the Demised Premises) including, but not limited to, requirements under applicable Radnor Township building, zoning and fire codes and federal, state and local requirements and regulations governing accessibility by persons with physical disabilities.

                           (iv) "BASE AMOUNT FOR TAXES AND OPERATING EXPENSES"
shall mean the total of Taxes and Operating Expenses allocable and attributable to calendar year 2000 for the Building. The Base Amount for Operating Expenses shall be calculated on the basis of the Building being 95% occupied in accordance with Paragraph 4.1(ii)(2) hereof. The Base Amount for Taxes and Operating Expenses shall be adjusted for the calendar year above stated to adjust for average and reasonable allowances for on-going repairs and maintenance and to exclude from the Base Amount extraordinary items of Taxes and/or Operating Expenses incurred in such calendar year.

                           (v) "TENANT'S PROPORTIONATE SHARE" shall be one and
1,253\10,000 percent (1.1253%). This is equal to the ratio of the rentable square feet of the Demised Premises, as set forth above, to the total rentable square feet of space in the Building, which is 164,577 rentable square feet.

                           (vi) "TENANT'S SHARE OF TAXES AND OPERATING EXPENSES"
shall mean, with respect to any calendar year, the product of (A) Tenant's Proportionate Share, multiplied by, (B) the amount, if any, by which the total of Taxes and Operating Expenses for such calendar year exceeds the Base Amount for Taxes and Operating Expenses.

                           (vii) "TENANT'S ESTIMATED SHARE" shall mean, with
respect to any calendar year, the product of (A) Tenant's Proportionate Share, multiplied by (B) the amount, if any, by which Landlord's good faith estimate of the total of Taxes and Operating Expenses for such calendar year exceeds the Base Amount for Taxes and Operating Expenses.

                           (viii)   "DECLARATION" shall mean the Declaration of
Radnor Corporate Center Covenants, Restrictions and Easements, together with all existing or future amendments, addenda and supplements thereto, executed by Landlord (or Landlord's predecessor in title to the Corporate Center) and placed of record, submitting the Corporate Center or portion thereof to a system of reciprocal easements, restrictions, benefits and burdens for the use and maintenance thereof by owners and tenants, and to which all such owners and tenants shall be subject.

                  4.2. GENERAL ALLOCATION PROCEDURES. Landlord and Tenant acknowledge the following:

                           (i)      To the extent practicable and known
exactly, all Taxes and Operating Expenses will be accounted for and attributed separately for the Building and for the four other office buildings which presently comprise the Corporate Center (the "Other Corporate Center Buildings"). To the extent allocations of an item of Taxes or Operating Expenses in accordance with the foregoing sentence is not practicable and known exactly, allocations will be made between and among the Building and the Other Corporate Center Buildings proportionately among all thereof (based upon the respective square footage of each), or equally among all thereof, or in such other proportions as may reasonably be determined by Landlord in the exercise of prudent management practices.

                           (ii) Notwithstanding the foregoing, and to the extent
deemed reasonable by Landlord, all common area and other charges under and as permitted by the Declaration will be charged and allocated among the Building, the Other Corporate Center Buildings, and any other building, facility or property subject to the Declaration, all in accordance with the terms and provisions of the Declaration.


                  4.3.     TENANT'S SHARE OF TAXES AND OPERATING EXPENSES.

                           (i) For and with respect to each calendar year which
occurs during the term of this Lease (and any renewals or extensions thereof) there shall accrue, as additional rent, Tenant's Share of Taxes and Operating Expenses, appropriately prorated for any partial calendar year occurring within the term.

                           (ii)     Landlord  shall  furnish to Tenant,  on or
before December 31 of each calendar year during the term hereof, a statement for the next succeeding calendar year setting forth Tenant's Estimated Share and the information on which such estimate is based. On the first day of the new calendar year, Tenant shall pay to Landlord, on account of Tenant's Estimated Share, an amount equal to one-twelfth (1/12) of Tenant's Estimated Share, and on the first day of each succeeding month up to and including the time that Tenant shall receive a new statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of Tenant's Estimated Share, an amount equal to one-twelfth (1/12) of the then applicable Tenant's Estimated Share.

                           (iii)    Landlord  shall  furnish to Tenant,  on or
before April 30 of each calendar year during the term hereof, a statement (the "Expense Statement") prepared by Landlord or its agent or accountants setting forth for the previous calendar year: (A) the actual amount of Taxes and Operating Expenses for the previous calendar year; (B) the Base Amount for Taxes and Operating Expenses; (C) the Tenant's Proportionate Share; (D) the Tenant's Share of Taxes and Operating Expenses; (E) the Tenant's Estimated Share; and (F) a statement of the amount due to Landlord, or to be credited to Tenant, as a final adjustment in respect of Tenant's Share of Taxes and Operating Expenses for the previous calendar year (the "Final Adjustment Amount"). The Final Adjustment Amount shall be calculated by subtracting the Tenant's Estimated Share from the Tenant's Share of Taxes and Operating Expenses. On the first day of the first calendar month (but in no event sooner than ten [10] days) following delivery of the Expense Statement to Tenant, Tenant shall pay to Landlord the Final Adjustment Amount calculated as set forth in the Expense Statement. If the Final Adjustment Amount is a negative quantity, then Landlord shall credit Tenant with the amount thereof against the next payment of minimum rent due by Tenant hereunder, except that with respect to the last year of the Lease, if an Event of Default has not occurred, Landlord shall refund Tenant the amount of such payment in respect of the Final Expense Adjustment within thirty
(30) days after Landlord provides the Expense Statement for such final year of the Lease. In no event, however, shall Tenant be entitled to receive a credit greater than the payments made by Tenant as payments of Tenant's Estimated Share for the calendar year to which the Final Adjustment Amount relates.

                  4.4 DISPUTES. The information set forth on all statements furnished to Tenant pursuant to this Paragraph 4, including each Expense Statement, and all documents relating to Tenant's Estimated Share, Tenant's Share of Taxes and Operating Expenses, the Final Adjustment Amount, and all supportive documentation and calculations, shall be deemed approved by Tenant unless, within thirty (30) days after submission to Tenant, Tenant shall notify Landlord in writing that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending the resolution of any dispute, however, Tenant shall continue to make payments in accordance with the statement or information as furnished.

                  4.5. SURVIVAL. Notwithstanding anything herein contained to the contrary, Tenant understands and agrees that additional rent for increases of Taxes and Operating Expenses described in this Paragraph 4 are attributable to and owing for a specific twelve (12) month period, and are generally determined in arrears. Accordingly, Tenant agrees that, at any time following the expiration of the term of this Lease, or after default by Tenant with respect to this Lease, Landlord may bill Tenant for (i) the entire amount of accrued and uncollected additional rent attributable to increases in Taxes and Operating Expenses under this Paragraph 4, and (ii) any unpaid charges for usage, services or other amounts with respect to any period during the term of this Lease; and the amount of such bill shall be due and payable to Landlord within ten (10) business days after rendering thereof.

         5. SERVICES. Landlord agrees that during the term of the Lease, Landlord shall provide services as set forth in this Paragraph 5.

                  5.1. HVAC AND ELECTRICITY . Landlord shall furnish (a) heat, ventilation and air conditioning (including the labor, maintenance and equipment necessary to provide the same), (b) electricity and other utilities needed to operate such systems and (c) electricity for lighting and general power for office use, each of the foregoing to be paid for by Tenant as follows:

                           (i)      STANDARD  USAGE;  BUSINESS  HOURS.  Tenant
shall pay its pro rata share (based upon Tenant's Proportionate Share, but subject to the last sentence of this subparagraph) of the cost to the Building (including applicable sales or use taxes) for the foregoing services during "Business Hours" (as hereinafter defined) and for "Building Standard Consumption" (as hereinafter defined). Such payment shall be made by Tenant within ten (10) days after submission by Landlord of a statement to Tenant setting forth the amount due. "Business Hours" shall mean Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturday from 8:00 a.m. to 1:00 p.m., Holidays (defined below) excepted. New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, or any day set aside to celebrate such holidays are "Holidays" under this Lease. "Building Standard Consumption" shall mean the consumption necessary, in Landlord's reasonable judgement, for use and comfortable occupancy of the Demised Premises when occupied by the density of people for which the building standard system was designed with occupants using Standard Office Equipment. "Standard Office Equipment" shall mean all office equipment normally found in an office facility but shall not include "main frame" computer and communication systems, telephone switches and conference or training rooms (or items similar thereto) which require Additional Electric Equipment, as hereinafter defined in Paragraph 5.1(v) below, or additional air conditioning service or systems. In determining Tenant's pro rata share for the foregoing services for any period, the cost for the foregoing services shall be deemed for such period to be an amount equal to the like expenses which Landlord reasonably determines would normally be incurred had the Building been fully occupied throughout such period.

                           (ii) NON-STANDARD  USAGE;  AFTER-HOURS.  Tenant shall
pay the cost of supplying the Demised Premises with the foregoing services at times outside of Business Hours or in amounts in excess of Building Standard Consumption, at such rates as Landlord shall specify from time to time to cover all of the estimated costs and expenses incurred by Landlord in connection with supplying the Demised Premises with such service, including without limitation the costs of labor and utilities associated with such service and including applicable sales or use taxes thereon, such amounts to be paid by Tenant within ten (10) days after submission by Landlord of a statement to Tenant setting forth the amount due. With respect to heat, ventilation and air conditioning required by Tenant outside of Business Hours, Tenant shall notify Landlord by 12:00 noon on the day such after-hours use is desired, except if such use is desired for a weekend, in which event Tenant shall notify Landlord no later than 12:00 noon on the Friday immediately preceding such weekend.

                           (iii)  SEPARATE  METERING;  SURVEY.  Landlord
reserves the right, at Tenant's sole cost, to determine Tenant's charge for electrical usage by separate meter or electrical engineering survey. At any time after the installation of separate metering for the Demised Premises (or any part thereof), or the completion of such survey, Landlord shall furnish to Tenant a statement setting forth the amount due for Tenant's electric usage (or the part thereof that is so metered or subject to such survey), and the total amount set forth in such statement shall be due and payable by Tenant within ten (10) days after submission to Tenant by Landlord of such statement. In such case, Tenant shall pay for such consumption based upon the average KWH rate paid by Landlord.

                           (iv)  SYSTEM  FAILURE.  Landlord  shall not be
responsible for any failure or inadequacy of the air conditioning system if such failure or inadequacy results from the occupancy of the Demised Premises by persons in excess of the density anticipated or for which the system was designed, or if Tenant uses the Demised Premises in a manner for which it was not designed, or if Tenant installs or operates machines, appliances or equipment which exceed the maximum wattage per square foot contemplated by, or generate more heat than anticipated in, the design of the Demised Premises (as such design standards may be set forth in Exhibit "F" attached hereto or otherwise established by Landlord if not so set forth).


                           (v)   ADDITIONAL  ELECTRICAL  EQUIPMENT.   Tenant
will not install or use electrically-operated equipment in excess of the design capacity of the Demised Premises (as such design standards may be set forth in Exhibit "F" attached hereto or otherwise established by Landlord if not so set forth) and Tenant will not install or operate in the Demised Premises any electrically-operated equipment or machinery other than that commonly used in a normal office operation without first obtaining the prior written consent of the Landlord. Landlord may condition any consent required under this Paragraph 5.1(v) upon the installation of separate meters (and transformers or electrical panels) for such equipment or machinery at Tenant's expense and the payment by Tenant of additional rent as compensation for the additional consumption of electricity occasioned by the operation of such additional equipment or machinery, at the rates and in the manner set forth in Paragraph 5.1(ii) or
(iii) above. Landlord shall replace, when and as requested by Tenant (the cost of which replacement light bulbs and tubes, and ballasts, plus the labor cost for such replacement, to be chargeable to Tenant) light bulbs and tubes, and ballasts, within the Demised Premises which are Building standard (but at Landlord's option such undertaking of Landlord shall not include bulbs or tubes for any non-Building standard lighting, high hats, or other specialty lighting of Tenant, which shall be and remain the responsibility of Tenant).

                           (vi) REGULATORY COMPLIANCE.  The furnishing of the
foregoing heating, ventilation, air conditioning and electricity services shall be subject to any statute, ordinance, rule, regulation, resolution or recommendation for energy conservation which may be promulgated by any governmental agency or organization which Landlord shall be required to comply with or which Landlord determines in good faith to comply with.

                  5.2. WATER AND SEWER. Furnish the Building with water (i) for drinking, lavatory, toilet and sanitary sewer purposes drawn through fixtures installed by Landlord, (ii) necessary for the operation of the Building's fire safety devices, and (iii) if required by the Building's HVAC system, necessary for the operation of such system. The cost of usage of such services attributable to the Demised Premises shall be paid for by Tenant pursuant to a statement furnished by Landlord to Tenant setting forth the amount due as a result of such usage attributable to the Demised Premises, and the total amount set forth in such statement shall be due and payable by Tenant within ten (10) days after submission thereto by Landlord of such statement.

                  5.3. ELEVATOR; ACCESS. Provide passenger elevator service to the Demised Premises during all working days (Saturday, Sunday and Holidays excepted) from 8:00 a.m. to 6:00 p.m., with one elevator subject to call at all other times. Tenant and its employees and agents shall have access to the Demised Premises at all times, subject to compliance with such security measures as shall be in effect for the Building. Elevator services for freight shall be supplied in common with service to other tenants and for other Building requirements at reasonable times during Business Hours for routine deliveries in the ordinary course of Tenant's business. Unusual or unusually large deliveries requiring use of the freight elevators shall be scheduled in advance with Landlord so as not to interfere with the operations of the Building or other tenants. Freight elevator service outside of Business Hours shall be provided to Tenant upon reasonable written advance notice, at charges equal to Landlord's estimated cost for providing such service from time to time, which shall be payable by Tenant to Landlord not later than ten (10) days after Landlord's bill therefor.

                  5.4. JANITORIAL. Provide janitorial service to the Demised Premises as specified on Exhibit "D" annexed hereto. Any and all additional or specialized janitorial or trash removal service desired by Tenant (i) shall be contracted for by Tenant directly with Landlord's janitorial agent and the cost and payment thereof shall be and remain the sole responsibility of Tenant, or
(ii) at the option of Landlord, shall be contracted for by Landlord and paid for by Tenant to Landlord within ten (10) days after the submission by Landlord of a statement to Tenant setting forth the amount due. If Landlord shall from time to time reasonably determine that the use of any cleaning service in the Demised Premises, including without limitation, removal of refuse and rubbish from the Demised Premises, is in an amount greater than usually attendant upon the use of such Demised Premises as offices, the reasonable cost of such additional cleaning services shall be paid by Tenant to Landlord as additional rent, on demand.

                  5.5. SECURITY. Landlord provides a security card or code type access system at the main entrance to the Building for Tenant's convenience. Tenant and Tenant's employees, as well as other tenants of the Building, will have access to the Building using such access system. Landlord makes no representation that the access system or any future system employed at the Building to monitor access to the Building outside of standard business hours will prevent unauthorized access to the Building or the Demised Premises, and Tenant acknowledges that no security guards are provided by Landlord. Accordingly, Tenant agrees that Tenant shall be responsible for security of the Demised Premises and the security and safety of Tenant's employees, invitees, officers, directors, contractors, subcontractors and agents. In furtherance of the foregoing, Landlord assumes no liability or responsibility for Tenant's personal property whether such are located in the Demised Premises or elsewhere in the Building or the Corporate Center. Tenant further acknowledges that Landlord may (but shall have no obligation to) alter current security measures in the Building, and Tenant agrees that it shall cooperate fully, and shall cause its employees and invitees to cooperate fully, with any requests of Landlord in connection with the implementation of any new security procedures or other arrangements.

                  5.6. REPAIRS. Make (i) all structural repairs to the Building,
(ii) all repairs to the exterior windows and glass and all repairs to the common areas of the Building and (iii) all repairs which may be needed to the mechanical, electrical and plumbing systems in the Demised Premises, excluding repairs to (or replacement of) any non-building standard fixtures or other improvements in the Demised Premises installed by Tenant or made by or at the request of Tenant and requiring unusual or special maintenance. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees, invitees or of any other person using the Demised Premises with Tenant's consent, express or implied, Landlord may make such repair and add the cost thereof to the first installment of rent which will thereafter become due, unless Landlord shall have actually recovered such cost through insurance proceeds.

                  5.7. SYSTEM CHANGES. Tenant shall not install any equipment of any kind or nature whatsoever which would or might necessitate any changes, replacement or additions to the water, plumbing, heating, air conditioning or the electrical systems servicing the Demised Premises or any other portion of the Building; nor install any plumbing fixtures in the Demised Premises; nor use in excess of normal office use any of the utilities, the common areas of the Building, the janitorial or trash removal services, or any other services or portions of the Building without the prior written consent of the Landlord, and in the event such consent is granted, the cost of any such installation, replacements, changes, additions or excessive use shall be paid for by Tenant, in advance in the case of any installations replacements and additions, and promptly upon being billed therefor in the case of charges in excessive use.

                  5.8. DIRECTORY. Landlord shall maintain a directory of office tenants in the lobby area of the Building, on which shall be listed the name of Tenant. In the event Landlord permits Tenant to add more names to the directory (which Landlord may grant or deny in its sole discretion), Tenant shall pay the actual cost of lobby directory signage over an allowance of one (1) directory space per Tenant.

                  5.9. OVERHEAD FEE. Notwithstanding anything to the contrary contained in this Paragraph 5, Landlord reserves the right to impose a reasonable administrative overhead charge whenever Landlord provides or arranges for additional or above standard services.

                  5.10. LIMITATION REGARDING SERVICES. It is understood that Landlord does not warrant that any of the services referred to in this Paragraph 5 will be free from interruption from causes beyond the control of Landlord. Landlord reserves the right, without any liability to Tenant, and without being in breach of any covenant of this Lease, to interrupt or suspend service of any of the heating, ventilating, air-conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the providing of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control, including without limitation, mechanical failure and governmental restrictions on the use of materials or the use of any of the Building systems. In each instance, however, Landlord shall exercise commercially reasonable diligence to eliminate the cause of interruption and to effect restoration of service, and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such interruption. Tenant shall not be entitled to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of the Tenant be affected or reduced by reason of the interruption, stoppage or suspension of any of the Building systems or services arising out of the causes set forth in this Paragraph.

         6. CARE OF DEMISED PREMISES. Tenant agrees, on behalf of itself, its employees and agents, that during the term of this Lease, Tenant shall comply with the covenants and conditions set forth in this Paragraph 6.

                  6.1. INSURANCE AND GOVERNMENTAL REQUIREMENTS. At all times during the term of this Lease and any extension or renewal hereof, Tenant, at its cost, shall comply with, and shall promptly correct any violations of, (i) all requirements of any insurance underwriters, or (ii) any Governmental Requirements relating to Tenant's use and occupancy of the Demised Premises. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss, damages, claims of third parties, cost of correction, expenses (including attorney's fees and cost of suit or administrative proceedings) or fines arising out of or in connection with Tenant's failure to comply with Governmental Requirements. The provisions of this Paragraph 6.1 shall survive the expiration or termination of this Lease.

                  6.2. ACCESS. Tenant shall give Landlord, its agents and employees, access to the Demised Premises at all reasonable times, and at any time in the case of an emergency, without charge or diminution of rent, to enable Landlord (i) to examine the same and to make such repairs, additions and alterations as Landlord may be permitted to make hereunder or as Landlord may deem advisable for the preservation of the integrity, safety and good order of the Building or any part thereof; and (ii) upon reasonable notice, to show the Demised Premises to prospective mortgagees and purchasers and to prospective tenants. If representatives of Tenant shall not be present on the Demised Premises to permit entry upon the Demised Premises by Landlord or its agents or employees, at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter the Demised Premises by means of a master key (or, in the event of any emergency, forcibly) without any liability whatsoever to Tenant and without such entry constituting an eviction of Tenant or a termination of this Lease. Landlord shall not be liable by reason of any injury to or interference with Tenant or Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Demised Premises or the Building or to any appurtenance or any equipment therein.

                  6.3. CONDITION. Tenant shall keep the Demised Premises and all improvements, installations and systems therein in good order and condition and repair all damage to the Demised Premises and replace all interior glass broken by Tenant, its agents, employees or invitees, with glass of the same quality as that broken, except for glass broken by fire and extended coverage type risks, and Tenant shall commit no waste in the Demised Premises. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as additional rent. Any such repairs and any labor performed or materials furnished in, on or about the Demised Premises shall be performed and furnished by Tenant in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted authorities or governmental bodies having jurisdiction over the Building, and any reasonable regulations imposed by Landlord pertaining thereto. Without limitation of the foregoing, Landlord shall have the right to designate any and all contractors and suppliers to furnish materials and labor for such repairs.

                  6.4. SURRENDER. Upon the termination of this Lease in any manner whatsoever, Tenant shall remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as at the inception of the term of this Lease or as the same hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof, damage from fire and other insured casualty and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of and/or store the same as it deems expedient, the cost thereof to be charged to Tenant.

                  6.5. SIGNS. Tenant shall not place signs on or about any part of the Building, or on the outside of the Demised Premises or on the exterior doors, windows or walls of the Demised Premises, except on doors and then only of a type and with lettering and text approved by Landlord.

                  6.6. CARE; INSURANCE. Tenant shall not overload, damage or deface the Demised Premises or do any act which might make void or voidable any insurance on the Demised Premises or the Building or which may render an increased or extra premium payable for insurance (and without prejudice to any right or remedy of Landlord regarding this subparagraph, Landlord shall have the right to collect from Tenant, upon demand, any such increase or extra premium).

                  6.7. ALTERATIONS; ADDITIONS. Tenant shall not make any alteration of or addition to the Demised Premises without the prior written approval of Landlord (except for work of a decorative nature). Such approval shall not be unreasonably withheld for nonstructural interior alteration, provided that (i) no Building systems, structure, or areas outside of the Demised Premises are affected by such proposed alteration, and (ii) reasonably detailed plans and specifications for construction of the work, including but not limited to any and all alterations having any impact on or affecting any electrical systems, plumbing, HVAC, sprinkler system and interior walls and partitions, are furnished to Landlord in advance of commencement of any work. All such alterations and additions, as well as all fixtures, equipment, improvements and appurtenances installed in and affixed to the Demised Premises at the inception of this Lease term (but excluding Tenant's trade fixtures and modular furniture systems) shall, upon installation, become and remain the property of Landlord. All such alterations and additions shall be maintained by Tenant in the same manner and order as Tenant is required to maintain the Demised Premises generally and, upon termination of the term hereof (and as long as Landlord has so notified Tenant at the time the approval for such alterations is given by Landlord), shall be removed at Tenant's cost without damage to the Demised Premises upon surrender. All alterations and additions by Tenant shall be performed in accordance with the plans and specifications therefor submitted to and approved by Landlord, in a good and workerlike manner and in conformity with all Governmental Requirements. In addition, all such alterations and additions shall be performed in strict compliance with the requirements governing work by Tenant's contractors as set forth in Exhibit "F" hereto.

                  6.8. MECHANICS' LIENS. Tenant, within ten (10) days after notice from Landlord,

(i) shall discharge (by bonding or otherwise) any mechanics' lien for material or labor claimed to have been furnished to the Demised Premises on Tenant's behalf (except for work contracted for by Landlord), (ii) shall deliver to Landlord satisfactory evidence thereof, and (iii) shall indemnify and hold harmless Landlord from any loss incurred in connection therewith.

                  6.9. VENDING MACHINES. Tenant shall not install or authorize the installation of any coin-operated vending machines within the Demised Premises, except machines for the purpose of dispensing coffee, snack foods and similar items to the employees and business visitors of Tenant for consumption upon the Demised Premises, the installation and continued maintenance and repair of which shall be at the sole cost and expense of Tenant.

                  6.10. RULES AND REGULATIONS. Tenant shall observe the rules and regulations annexed hereto as Exhibit "E", as the same may from time to time be amended by Landlord for the general safety, comfort and convenience of Landlord, occupants and tenants of the Building.

                  6.11. ENVIRONMENTAL COMPLIANCE. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Waste" (as defined below) upon or about the Building, or permit Tenant's employees, agents, contractors, and other occupants of the Demised Premises to engage in such activities upon or about the Building or the Demised Premises. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Demised Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Demised Premises pursuant to the terms of this Lease), provided: (a) such substance shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Demised Premises, strictly in accordance with applicable Governmental Requirements and the manufacturers' instructions therefor, (b) such substances shall not be disposed of, released or discharged in the Building, and shall be transported to and from the Demised Premises in compliance with all applicable Governmental Requirements, and as Landlord shall reasonably require, (c) if any applicable Governmental Requirement or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Demised Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Building upon expiration or earlier termination of this Lease.

                           (i)      Tenant shall  promptly  notify  Landlord of:
(a) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Waste on the Demised Premises or the migration thereof from or to the Building,
(b) any demands or claims made or threatened by any party against Tenant or the Demised Premises relating to any loss or injury resulting from any Waste, (c) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Waste on or from the Demised Premises, and (d) any matters where Tenant is required by any Governmental Requirement to give a notice to any governmental or regulatory authority respecting any Waste on the Demised Premises.

Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Demised Premises initiated in connection with any environmental, health or safety Governmental Requirement. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Waste then used, stored, or maintained upon the Demised Premises and the use and approximate quantity of each such material. Tenant shall also furnish Landlord with a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor as well as any written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Governmental Requirement. The term "Waste" for purposes hereof shall mean any hazardous or radioactive material, polychlorinated biphenyls, friable asbestos or other hazardous or medical waste substances as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or by any other federal, state or local law, statute, rule, regulation or order (including any Governmental Requirements) concerning environmental matters, or any matter which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of a MSDS.

                           (ii) If any Waste is released, discharged or disposed
of by Tenant or any other occupant of the Demised Premises, or their employees, agents or contractors, in or about the Building in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Governmental Requirements clean up and remove the Waste from the Building and clean or replace any affected property at the Building (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Paragraph within five (5) days after written notice by Landlord, or such shorter time as may be required by any Governmental Requirement or in order to minimize any hazard to any person or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable Governmental Requirement). If any Waste is released, discharged or disposed of on or about the Building and such release, discharge, or disposal is not caused by Tenant or other occupants of the Demised Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Paragraph 8 to the extent that the Demised Premises or common areas serving the Demised Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Paragraph 8.

         7.       SUBLETTING AND ASSIGNING.

                  7.1. GENERAL RESTRICTIONS. Tenant shall not assign this Lease or sublet all or any portion of the Demised Premises (either a sublease or an assignment hereinafter referred to as a "Transfer") without first obtaining Landlord's prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed. By way of example and without limitation, the parties agree it shall be reasonable for Landlord to withhold consent: (1) if the financial condition of the proposed transferee is not at least equal, in Landlord's reasonable determination, to the financial condition (as of the date of this Lease) of the Tenant named herein; (2) if the proposed use within the Demised Premises conflicts with the use provision set forth herein or is incompatible, inconsistent, or unacceptable with the character, use and image of the Building or the tenancy at the Building in Landlord's reasonable opinion, or conflicts with exclusive use rights granted to another tenant of the Building;
(3) if the business reputation and experience of the proposed transferee is not sufficient, in Landlord's reasonable opinion, for it to operate a business of the type and quality permitted under this Lease; (4) if the document creating the Transfer is not reasonably acceptable to Landlord; (5) the nature of the fixtures and improvements to be performed or installed are not consistent with general office use and the terms of this Lease; (6) if the proposed transferee is an existing tenant of Landlord (except if Landlord has no other available space) or is currently negotiating or has negotiated within the prior twelve
(12) months with Landlord for other space in the Building; (7) if the proposed user is a governmental or quasi-governmental agency; (8) if the proposed transferee will be using or if Landlord has reasonable cause to believe that it is likely to use Waste at the Demised Premises other than those types of Waste normally used in general office operations in compliance with applicable Governmental Requirements; (9) if Landlord has reasonable cause to believe that the proposed transferee's assets, business or inventory would be subject to seizure or forfeiture under any laws related to criminal or illegal activity; or
(10) if a proposed sublet involves more than twenty percent (20%) of the Demised Premises (or, if such proposed sublet would result in more than twenty percent (20%) of the Demised Premises, in the aggregate, being subject to one or more subleases). If Landlord consents to a Transfer, such consent, if given, will not release Tenant from its obligations hereunder and will not be deemed a consent to any further Transfer. Tenant shall furnish to Landlord, in connection with any request for such consent, reasonably detailed information as to the identity and business history of the proposed assignee or subtenant, as well as the proposed effective date of the Transfer and, prior to the execution thereof, a complete set of the final documentation governing such Transfer, all of which shall be satisfactory to Landlord in form and substance. If Landlord consents to any such Transfer, the effectiveness thereof shall nevertheless be conditioned on the following: (i) receipt by Landlord of a fully executed copy of the full documentation governing the Transfer, in the form and substance approved by Landlord, (ii) any sublessee shall acknowledge that its rights arise through and are limited by the Lease, and shall agree to comply with the Lease (with such exceptions as may be consented to by Landlord), and (iii) any assignee shall assume in writing all obligations of Tenant hereunder from and after the effective date of such Transfer. Tenant shall not advertise or otherwise disseminate any information regarding the Building or the Demised Premises (including, without limitation, rental rates or other terms upon which Tenant intends to Transfer) to potential assignees and/or subtenants without in each instance obtaining Landlord's prior written approval and consent as to the specific form and content of any such advertisement, statement, offering or other information (including, without limitation, approval of rental rates and terms). Landlord's acceptance of any name for listing on the Building Directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any Transfer, or other occupancy

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of the Demised Premises. Tenant shall not mortgage or encumber this Lease.

                  7.2. DEFINITIONS. For purposes hereof, a Transfer shall include any direct or indirect transfer, in any single or related series of transactions, of (i) fifty percent (50%) or more of the voting stock of a corporate Tenant; (ii) fifty percent (50%) or more of the interests in profits of a partnership or limited liability company Tenant; or (iii) effective voting or managerial control of Tenant; PROVIDED, HOWEVER, that the foregoing shall not apply to a tenant a majority of whose ownership interests are publicly-traded on a nationally-recognized exchange.

                  7.3. PROCEDURE FOR APPROVAL OF TRANSFER. If Tenant wishes to request Landlord's consent to a Transfer, Tenant shall submit such request to Landlord, in writing, together with reasonably detailed financial information and information as to the identity and business information and business history of the proposed transferee, as well as the proposed effective date of the Transfer and the area or portion of the Demised Premises which Tenant wishes to Transfer (the "Transfer Space"). If Landlord fails to respond or request additional information from Tenant within sixty (60) days after receipt of Tenant's proper request for approval, Tenant shall submit an additional request to Landlord, setting forth the same information and further notifying Landlord on such request, on a covering letter in all capital letters and bold-face type, that Landlord's failure to respond or request additional information from Tenant within an additional ten (10) business days shall be deemed an approval (such notice is hereinafter referred to as an "Automatic Approval Notice"). If Landlord fails to respond or request additional information from Tenant within such additional ten (10) business days, such failure to so respond shall be deemed a consent to the Transfer. If Landlord requests additional information, Landlord shall respond within the later of (i) ten (10) business days after receipt of all requested information, or (ii) the expiration of the sixty (60) day period set forth above; and Landlord's failure to do so shall be deemed a consent to the Transfer so long as such additional information shall include (on a covering letter in all capital letters and in bold-face type) an Automatic Approval Notice. If Landlord consents to any such Transfer, such consent shall be given on Landlord's form of consent (which consent shall include, among other things, an acknowledgment by the transferee that its rights arise through and are limited by the Lease, that the transferee agrees to comply with the Lease (with such exceptions as may be consented to by Landlord), and a written acknowledgment by Tenant evidencing that Tenant is not released from its obligations under this Lease), which consent document shall be executed by Tenant and the transferee of Tenant. It shall nevertheless be a condition to the deemed effectiveness thereof that Landlord be furnished with a fully executed copy of the full documentation governing the Transfer, in the form and substance approved by Landlord, and that Tenant shall pay Landlord's expenses in connection with the proposed Transfer. It shall not be unreasonable for Landlord to object to Transfer document provisions which, INTER ALIA, attempt to make Landlord a party to the Transfer document or impose any obligation on Landlord to the subtenant.

                  7.4. RECAPTURE. Upon receipt of Tenant's request for consent to a proposed Transfer, Landlord may elect to recapture the Transfer Space. Landlord's election to recapture must be in writing and delivered to Tenant within thirty (30) days of Landlord's receipt of Tenant's request for permission to Transfer all or a portion of the Demised Premises. Landlord's recapture shall be effective (the "Effective Date") on a date selected by Landlord, which date shall be (i) on or before

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

the date which is thirty (30) days after the proposed effective date of the Transfer, as specifically set forth in Tenant's written request to Landlord for consent to a proposed Transfer, or (ii) if Tenant's written request to Landlord for consent to a proposed Transfer does not contain a proposed effective date, then on or before the date which is thirty (30) days after Landlord's election to recapture the Transfer Space; and with respect to the Transfer Space, this Lease shall be terminated and Tenant shall be released under this Lease, subject to any continuing liabilities or obligations of Tenant which remain delinquent or uncured with respect to the period prior to the Effective Date.

                  7.5. CONDITIONS. In the event Landlord consents to a Transfer of all or any portion of the Demised Premises, Landlord may condition its consent, INTER ALIA, on agreement by Tenant and its assignee and/or sublessee, as the case may be, that fifty (50%) percent of any rental payable under such Transfer arrangement which exceeds the amount of rental payable hereunder be payable to Landlord (after deduction by Tenant for the reasonable and necessary costs associated with such Transfer amortized over the remaining term of the Lease) as consideration of the granting of such consent. Nothing herein shall, however, be deemed to be a consent by Landlord of any Transfer or a waiver of Landlord's right not to consent to any Transfer. Any purported Transfer not in accordance with the terms hereof shall at Landlord's option, to be exercised at any time after Landlord becomes aware of any such purported Transfer, be void, and may at Landlord's option be treated as an event of default hereunder.

                  7.6. SPECIAL CONDITIONS FOR TRANSFERS TO AFFILIATES OF TENANT. Notwithstanding anything to the contrary set forth above, Tenant shall be permitted without Landlord's prior written consent, and subject to the terms of this subparagraph 7.6, to Transfer all or a portion of the Demised Premises to an "Affiliate" of Tenant. For purposes of this subparagraph, Affiliate shall mean; (i) a corporation which owns fifty percent (50%) of the outstanding common stock of Tenant, or (ii) a corporation which has fifty percent (50%) of its common stock owned by Tenant, or (iii) a partnership which owns fifty percent (50%) of the common stock of Tenant, or (iv) a partnership which has fifty percent (50%) or more of its interest in partnership profits owned by Tenant, or
(v) an entity which is the surviving entity in a merger pursuant to state corporation or partnership law with the Tenant. The effectiveness of such Transfer to an Affiliate of Tenant shall nevertheless be conditioned on the following: (a) Landlord receiving a fully executed copy of the full documentation governing the Transfer, in the form and substance approved by Landlord, and (b) such sublessee shall acknowledge that its rights arise through and are limited by the Lease, and shall agree to comply with the Lease (with such exceptions as may be consented to by Landlord), and (c) a written acknowledgment by Tenant evidencing that Tenant is not released from its obligations under this Lease.

                  7.7. NO RELEASE. Notwithstanding any assignment of this Lease or subletting of all or part of the Demised Premises, whether or not Landlord's consent is required and/or obtained, the tenant specifically named in the introductory paragraph of this Lease shall remain fully liable under all of the terms and provisions of this Lease.

         8. FIRE OR OTHER CASUALTY. In case of damage to the Demised Premises or those portions of the Building providing access or essential services thereto, by fire or other casualty,

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

Landlord shall, at its expense, cause the damage to be repaired to a condition as nearly as practicable to that existing prior to the damage, with reasonable speed and diligence, subject to delays which may arise by reason of adjustment of loss under insurance policies, Governmental Regulations, and for delays beyond the control of Landlord, including a "force majeure" (as defined below). Landlord shall not, however, be obligated to repair, restore, or rebuild any of Tenant's property or any alterations or additions made by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant, or Tenant's visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof except, to the extent and for the time that the Demised Premises are thereby rendered untenantable, the rent shall proportionately abate. In the event the damage shall involve the Building generally and shall be so extensive that Landlord shall decide, at its sole discretion, not to repair or rebuild the Building, or if the casualty shall not be of a type insured against under standard fire policies with extended type coverage, or if the holder of any mortgage, deed of trust or similar security interest covering the Building shall not permit the application of adequate insurance proceeds for repair or restoration, this Lease shall, at the sole option of Landlord, exercisable by written notice to Tenant given within sixty (60) days after Landlord is notified of the casualty and to the extent thereof, be terminated as of a date specified in such notice (which shall not be more than ninety [90] days thereafter), and the rent (taking into account any abatement as aforesaid) shall be adjusted to the termination date and Tenant shall thereupon promptly vacate the Demised Premises.

         9.       REGARDING INSURANCE AND LIABILITY.

                  9.1. DAMAGE IN GENERAL. Tenant agrees that Landlord and its Building manager and their respective partners, officers, employees and agents shall not be liable to Tenant, and Tenant hereby releases such parties, for any personal injury or damage to or loss of personal property in the Demised Premises from any cause whatsoever unless such damage, loss or injury is the result of the gross negligence or willful misconduct of Landlord, its Building manager, or their partners, officers, employees or agents, and Landlord and its Building manager and their partners, officers or employees shall not be liable to Tenant for any such damage or loss whether or not the result of their gross negligence or willful misconduct to the extent Tenant is compensated therefor by Tenant's insurance or would have been compensated therefor under commonly available commercial policies, and Landlord shall in no event be liable to Tenant for any consequential damages.

                  9.2.     INDEMNITY.

                  (a) Tenant shall defend, indemnify and save harmless Landlord and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or its agents or employees by reason of any of the following which shall occur during the term of this Lease, or during any period of time prior to the Commencement Date hereof or after the expiration date hereof when Tenant may have been given access to or possession of all or any part of the Demised
Premises:

                           (i)      any work or act done in, on or about the
Demised Premises or any part thereof at the direction of Tenant, its agents, contractors, subcontractors, servants, employees,

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

licensees or invitees, except if such work or act is done or performed by Landlord or its agents or employees;

                           (ii)     any  negligence  or other  wrongful  act or
omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

                           (iii) any accident, injury or damage to any person or
property occurring in, on or about the Demised Premises or any part thereof, unless caused by the gross negligence or willful misconduct of Landlord, its employees or agents; and

                           (iv) any failure on the part of Tenant to perform or
comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

                  (b) Landlord shall defend, indemnify and save harmless Tenant and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Tenant and/or its agents or employees by reason of any of the following which shall occur during the term of this Lease:

                           (i)      any negligence or other intentional wrongful
act on the part of Landlord or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees; and

                           (ii) any accident, injury or damage to any person or
property occurring in an area in the Building under the exclusive custody and control of Landlord, unless caused by the gross negligence or willful misconduct of Tenant, its employees or agents;

provided, however, that Landlord shall not be liable for and shall not indemnify and protect Tenant with respect to any losses associated with Tenant's lost business opportunities, lost profits, business losses or any consequential damages. The foregoing indemnity by Landlord shall only apply to liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, to the extent the same are not covered by the insurance Tenant is required to carry hereunder (and, if Tenant fails in any respect to secure and maintain the insurance required hereunder, only to the extent the same would not have been covered if Tenant had secured and maintained the insurance required hereunder).

                  9.3. TENANT'S INSURANCE. At all times during the term hereof, Tenant shall maintain in full force and effect with respect to the Demised Premises and Tenant's use thereof, comprehensive public liability insurance, naming Landlord and Landlord's agent (and such other parties as Landlord may request) as additional insureds, covering injury to persons in amounts at least equal to $2,000,000.00 per occurrence and $2,000,000.00 general aggregate. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form

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

satisfactory to Landlord. Tenant shall lodge with Landlord duplicate originals or certificates of such insurance, in a form acceptable to Landlord, at or prior to the commencement date of the term hereof, together with evidence of paid-up premiums, and shall lodge with Landlord renewals thereof at least fifteen (15) days prior to expiration. In addition to the foregoing, Tenant shall also be responsible, at Tenant's own cost, to keep and maintain (i) insurance in respect of and covering Tenant's own furniture, furnishings, equipment and other personal property, all insured for the replacement cost thereof, against all risks and hazards, including but not limited to sprinkler and leakage damage, and theft, and (ii) workers' compensation insurance with respect to and covering all employees of Tenant. Tenant shall also carry, at Tenant's own cost and expense, such other insurance, in amounts and for coverages and on such other terms as Landlord may from time to time deem commercially reasonable and appropriate. Tenant assumes all risk of loss of any or all of its personal property.

                  9.4. WAIVER OF SUBROGATION. Each party hereto hereby waives any and every claim which arises or which may arise in its favor and against the other party hereto during the term of this Lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property located within or upon or constituting a part of the Building, to the extent that such loss or damage is recovered under an insurance policy or policies and to the extent such policy or policies contain provisions permitting such waiver of claims. Each party shall cause its insurers to issue policies containing such provisions.

                  9.5. LIMITATION ON PERSONAL LIABILITY. Anything in this Lease, either expressed or implied, to the contrary notwithstanding, Tenant acknowledges and agrees that each of the covenants, undertakings and agreements herein made on the part of Landlord, while in form purporting to be covenants, undertakings and agreements of Landlord, are, nevertheless, made and intended not as personal covenants, undertakings and agreements of Landlord, or for the purpose of binding Landlord personally or the assets of Landlord, except Landlord's interest in the Building; and that no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord, any partner of Landlord, any parent or subsidiary of Landlord or any parent, subsidiary or partner of any partner of Landlord, or any of their respective heirs, personal representatives, successors and assigns, or officers or employees on account of this Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained, all such personal liability and personal responsibility, if any, being expressly waived and released by Tenant.

                  9.6. SUCCESSORS IN INTEREST TO LANDLORD, MORTGAGEES. The term "Landlord" as used in this Lease means the fee owner of the Building, or, if different, the party holding and exercising the right, as against all others (except space tenants of the Building) to possession of the entire Building. Landlord as above-named represents that it is the holder of such rights as of the date hereof. In the event of the voluntary or involuntary transfer of such ownership or right to a successor-in-interest of Landlord, Landlord shall be freed and relieved of all liability and obligation hereunder which shall thereafter accrue and Tenant shall look solely to such successor-in-interest for the performance of the covenants and obligations of the Landlord hereunder which shall thereafter accrue. The liability of any such successor in interest to Landlord under or with respect to this Lease shall be strictly limited to and enforceable only out of its or their interest in the Building and Land, and shall not be enforceable out of any other assets. No mortgagee or ground lessor which shall

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